===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K

                                    --------


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 20, 1998
                                                         ----------------

                               UNITY BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                      1-12431                   22-3282551
----------------------------        ------------            -------------------
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)



          64 OLD HIGHWAY 22, CLINTON, NEW JERSEY                08809
         ----------------------------------------             ----------
         (Address of principal executive offices)             (Zip Code)



       Registrant's telephone number, including area code (908) 730-7630
                                                          --------------

===============================================================================

Item 5. Other.
        ------

     The Registrant issued a press release on January 20, 1998 announcing its preliminary year end 1997 and fourth quarter 1997 results.

Item 7. Exhibits.
        ---------

     The following exhibit is filed with this Current Report on Form 8-K

      Exhibit No.             Description
      -----------             -----------
        99(a)                 Press Release dated January 20, 1998

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Unity Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          UNITY BANCORP, INC.
                                          -------------------------------
                                          (Registrant)



Dated: January 20, 1998                   By: /s/ JULIE Y. CARLSON
                                              ---------------------------
                                              Julie Y. Carlson
                                              Chief Financial Officer

                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

       Exhibit No.        Description                                 Page No.
       -----------        -----------                                 --------
          99              Press Release dated January 20, 1998